Financial risks	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Financial risks

4 Financial risks

General

As an insurance group, Aegon is exposed to a variety of risks. Aegon’s largest exposures are to changes in financial markets (e.g. foreign currency, interest rate, credit and equity market risks) that affect the value of the investments, liabilities from products that Aegon sells, deferred expenses and value of business acquired. Other risks include insurance related risks, such as changes in mortality and morbidity, which are discussed in note 36 Insurance contracts. Aegon manages risk at local level where business is transacted, based on principles and policies established at the Group level. Aegon’s integrated approach to risk management involves similar measurement of risk and scope of risk coverage to allow for aggregation of the Group’s risk position.

To manage its risk exposure, Aegon has risk policies in place. Many of these policies are group-wide while others are specific to the unique situation of local businesses. The Group level policies limit the Group’s exposure to major risks such as equity, interest rates, credit, and currency. The limits in these policies in aggregate remain within the Group’s overall tolerance for risk and the

Group’s financial resources. Operating within this policy framework, Aegon employs risk management programs including asset liability management (ALM) processes and models and hedging programs (which are largely conducted via the use of financial derivative instruments). These risk management programs are in place in each country unit and are not only used to manage risk in each unit, but are also part of the Group’s overall risk strategy.

Aegon operates a Derivative Use Policy to govern its usage of derivatives. This policy establishes the control, authorization, execution and monitoring requirements of the usage of such instruments. In addition, the policy stipulates necessary mitigation of credit risk created through derivatives management tools. For derivatives, counterparty credit risk is normally mitigated by requirements to post collateral via credit support annex agreements or through a central clearinghouse.

As part of its risk management programs, Aegon takes inventory of its current risk position across risk categories. Aegon also measures the sensitivity of net income and shareholders’ equity under both deterministic and stochastic scenarios. Management uses the insight gained through these ‘what if?’ scenarios to manage the Group’s risk exposure and capital position. The models, scenarios and assumptions used are reviewed regularly and updated as necessary.

Results of Aegon’s sensitivity analyses are presented throughout this section to show the estimated sensitivity of net income and shareholders’ equity to various scenarios. For each type of market risk, the analysis shows how net income and shareholders’ equity would have been affected by changes in the relevant risk variable that were reasonably possible at the reporting date. For each sensitivity test the impact of a reasonably possible change in a single factor is shown. Management action is taken into account to the extent that it is part of Aegon’s regular policies and procedures, such as established hedging programs. However, incidental management actions that would require a change in policies and procedures are not considered.

Each sensitivity analysis reflects the extent to which the shock tested would affect management’s critical accounting estimates and judgment in applying Aegon’s accounting policies. Market-consistent assumptions underlying the measurement of non-listed assets and liabilities are adjusted to reflect the shock tested. The shock may also affect the measurement of assets and liabilities based on assumptions that are not observable in the market. For example, a shock in interest rates may lead to changes in the amortization schedule of DPAC or to increased impairment losses on equity investments. Although management’s short-term assumptions may change if there is a reasonably possible change in a risk factor, long-term assumptions will generally not be revised unless there is evidence that the movement is permanent. This fact is reflected in the sensitivity analyses.

The accounting mismatch inherent in IFRS is also apparent in the reported sensitivities. A change in interest rates has an immediate impact on the carrying amount of assets measured at fair value. However, the shock will not have a similar effect on the carrying amount of the related insurance liabilities that are measured based on locked-in assumptions or on management’s long-term expectations. Consequently, the different measurement bases for assets and liabilities lead to increased volatility in IFRS net income and shareholders’ equity. Aegon has classified a significant part of its investment portfolio as ‘available-for-sale’, which is one of the main reasons why the economic shocks tested have a different impact on net income than on shareholders’ equity. Unrealized gains and losses on these assets are not recognized in the income statement but are booked directly to the revaluation reserves in shareholders’ equity, unless impaired. As a result, economic sensitivities predominantly impact shareholders’ equity but leave net income unaffected. The effect of movements of the revaluation reserve on capitalization ratios and capital adequacy are minimal. Aegon’s target ratio for the composition of its capital base is based on shareholders’ equity excluding the revaluation reserve.

The sensitivities do not reflect what the net income for the period would have been if risk variables had been different because the analysis is based on the exposures in existence at the reporting date rather than on those that actually occurred during the year. Nor are the results of the sensitivities intended to be an accurate prediction of Aegon’s future shareholders’ equity or earnings. The analysis does not take into account the impact of future new business, which is an important component of Aegon’s future earnings. It also does not consider all methods available to management to respond to changes in the financial environment, such as changing investment portfolio allocations or adjusting premiums and crediting rates. Furthermore, the results of the analyses cannot be extrapolated for wider variations since effects do not tend to be linear.

Concentration risk for financial risks are measured and managed at the following levels:

◆	Concentration per risk type: Risk exposures are measured per risk type as part of Aegon’s internal economic framework. A risk tolerance framework is in place which sets risk limits per risk type to target desired risk balance and promote diversification across risk types;
◆	Concentration per counterparty: Risk exposure is measured and risk limits are in place per counterparty as part of the Counterparty Name Limit Policy; and

◆	Concentration per sector, geography and asset class: Aegon’s investment strategy is translated in investment mandates for its internal and external asset managers. Through these investment mandates limits on sector, geography and asset class are set. Compliance monitoring of the investment mandates is done by the insurance operating companies.

Moreover, concentration of financial risks are measured in Aegon business planning cycle. As part of business planning, the resilience of Aegon’s business strategy is tested in several extreme event scenarios. In the Adverse Financial scenario, financial markets are stressed without assuming diversification across different market factors. Within the projection certain management actions may be implemented when management deems this necessary.

Currency exchange rate risk

As an international group, Aegon is subject to foreign currency translation risk. Foreign currency exposure exists mainly when policies are denominated in currencies other than the issuer’s functional currency. Currency risk in the investment portfolios backing insurance and investment liabilities is managed using asset liability matching principles. Assets allocated to equity are kept in local currencies to the extent shareholders’ equity is required to satisfy regulatory and self-imposed capital requirements. Therefore, currency exchange rate fluctuations will affect the level of shareholders’ equity as a result of translation of subsidiaries into euro, the Group’s presentation currency. Aegon holds the remainder of its capital base (perpetual capital securities, subordinated and senior debt) in various currencies in amounts that are targeted to correspond to the book value of the country units. This balancing mitigates currency translation impacts on shareholders’ equity and leverage ratios. Aegon does not hedge the income streams from the main non-euro units and, as a result, earnings may fluctuate due to currency translation. As Aegon has significant business segments in the Americas and in the United Kingdom, the principal sources of exposure from currency fluctuations are from the differences between the US dollar and the euro and between the UK pound and the euro. Aegon may experience significant changes in net income and shareholders’ equity because of these fluctuations.

Aegon operates a Currency Risk Policy which applies currency risk exposure limits both at Group and regional levels, and under which direct currency speculation or program trading by country units is not allowed unless explicit approval has been granted by the Group Risk and Capital Committee and the Management Board. Assets should be held in the functional currency of the business written or hedged back to that currency. Where this is not possible or practical, remaining currency exposure should be sufficiently documented and limits are placed on the total exposure at both group level and for individual country units.

Information on Aegon’s three year historical net income/(loss) and shareholders’ equity in functional currency are shown in the table below:

	2017	2016	2015
Net income
Americas (in USD)	1,762	618	(261)
The Netherlands (in EUR)	818	418	753
United Kingdom (in GBP)	71	(346)	(674)
Central & Eastern Europe (in EUR)	57	19	24
Spain & Portugal (in EUR)	(2)	(2)	22
Asia (in USD)	6	(14)	(33)
Asset Management (in EUR)	48	97	121

Equity in functional currency
Americas (in USD)	17,712	17,103	17,609
The Netherlands (in EUR)	6,558	5,101	5,263
United Kingdom (in GBP)	1,905	1,845	2,981
Central & Eastern Europe (in EUR)	402	378	396
Spain & Portugal (in EUR)	433	451	464
Asia (in USD)	1,169	1,281	674
Asset Management (in EUR)	397	422	444

The exchange rates for US dollar and UK pound per euro for each of the last five year ends are set forth in the table below:

Closing rates	2017	2016	2015	2014	2013
USD	1.20	1.05	1.09	1.21	1.38
GBP	0.89	0.85	0.74	0.78	0.83

Aegon Group companies’ foreign currency exposure from monetary assets and liabilities denominated in foreign currencies is not material.

The sensitivity analysis in the following table shows an estimate of the effect of movements in the exchange rates of Aegon’s non-euro currencies relative to the euro on net income and shareholders’ equity.

Sensitivity analysis of net income and shareholders’ equity to translation risk

Movement of currency exchange rates 1)	Estimated approximate effects on net income 2)	Estimated approximate effects on shareholders’ equity
2017
Increase by 15% of USD currencies relative to the euro	260	2,159
Increase by 15% of GBP currencies relative to the euro	21	321
Increase by 15% of non-euro currencies relative to the euro	265	2,598
Decrease by 15% of USD currencies relative to the euro	(189)	(1,566)
Decrease by 15% of GBP currencies relative to the euro	(16)	(216)
Decrease by 15% of non-euro currencies relative to the euro	(184)	(1,868)

2016
Increase by 15% of USD currencies relative to the euro	87	2,179
Increase by 15% of GBP currencies relative to the euro	(3)	259
Increase by 15% of non-euro currencies relative to the euro	79	2,537
Decrease by 15% of USD currencies relative to the euro	(61)	(1,558)
Decrease by 15% of GBP currencies relative to the euro	(55)	(170)
Decrease by 15% of non-euro currencies relative to the euro	(110)	(1,794)
[1]	The effect of currency exchange movements is reflected as a one-time shift up or down in the value of the non-euro currencies relative to the euro on December 31.
[2]	For the sensitivity analysis the book loss of the UK annuity portfolio in 2016 has been excluded.

Interest rate risk

Aegon bears interest rate risk with many of its products. In cases where cash flows are highly predictable, investing in assets that closely match the cash flow profile of the liabilities can offset this risk. For some Aegon country units, local capital markets are not well developed, which prevents the complete matching of assets and liabilities for those businesses. For some products, cash flows are less predictable as a result of policyholder actions that can be affected by the level of interest rates.

In periods of rapidly increasing interest rates, policy loans, surrenders and withdrawals may increase. Premiums in flexible premium policies may decrease as policyholders seek investments with higher perceived returns. This activity may result in cash payments by Aegon requiring the sale of invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates; this may result in realized investment losses. These cash payments to policyholders result in a decrease in total invested assets and a decrease in net income. Among other things, early withdrawals may also require accelerated amortization of DPAC, which in turn reduces net income.

During periods of sustained low interest rates, Aegon may not be able to preserve margins as a result of minimum interest rate guarantees and minimum guaranteed crediting rates provided on policies. Also, investment earnings may be lower because the interest earnings on new fixed-income investments are likely to have declined with the market interest rates. Mortgage loans and redeemable bonds in the investment portfolio are more likely to be repaid as borrowers seek to borrow at lower interest rates and Aegon may be required to reinvest the proceeds in securities bearing lower interest rates. Accordingly, net income declines as a result of a decrease in the spread between returns on the investment portfolio and the interest rates either credited to policyholders or assumed in reserves.

Aegon manages interest rate risk closely, taking into account all of the complexity regarding policyholder behavior and management action. Aegon employs sophisticated interest rate measurement techniques and actively uses derivatives and other risk mitigation tools to closely manage its interest rate risk exposure. Aegon operates an Interest Rate Risk policy that limits the amount of interest rate risk to which the Group is exposed. All derivative use is governed by Aegon’s Derivative Use Policy. A detailed description on the use of derivatives within Aegon is included in note 25 Derivatives.

The following table shows interest rates at the end of each of the last five years.

	2017		2016		2015		2014	2013
3-month US LIBOR	1.69%		1.00%		0.61%		0.26%	0.25%
3-month EURIBOR	(0.33%	)	(0.32%	)	(0.13%	)	0.08%	0.29%
10-year US Treasury	2.41%		2.43%		2.27%		2.17%	3.03%
10-year Dutch government	0.53%		0.35%		0.79%		0.68%	2.23%

The sensitivity analysis in the table below shows an estimate of the effect of a parallel shift in the yield curves on net income and shareholders’ equity arising from the impact on general account investments and offset due to liabilities from insurance and investment contracts. In general, increases in interest rates are beneficial to Aegon. However, timing and valuation differences between assets and liabilities may cause short-term reductions in net income as rates rise. The rising interest rates would also cause the fair value of the available-for-sale bond portfolio to decline and the level of unrealized gains could become too low to support recoverability of the full deferred tax asset triggering an allowance charge to income. The offsetting economic gain on the insurance and investment contracts is however not fully reflected in the sensitivities because many of these liabilities are not measured at fair value. The short to medium term reduction in net income due to rising interest rates would be offset by higher net income in later years, all else being equal. Therefore, higher interest rates are not considered a long-term risk to the Group. However, a long sustained period of low interest rates will erode net income due to lower returns earned on reinvestments and due to lower long term returns from decreased overall portfolio yields.

Parallel movement of yield curve	Estimated approximate effects on net income	Estimated approximate effects on shareholders’ equity
2017
Shift up 100 basis points	(282)	(2,620)
Shift down 100 basis points	200	2,160
2016
Shift up 100 basis points	364	(2,257)
Shift down 100 basis points	(300)	2,020

The estimated effect on net income due to movements of the yield curve has increased compared to 2016 due to changes in the hedging strategy on guarantee provisions by Aegon the Netherlands. The hedge strategy targets minimal mismatch according to the Aegon economic framework which aligns with Solvency II Own Funds and stabilize Solvency II ratio volatility. The IFRS impact of the changed hedge strategy has led to increased sensitivity of net income.

Credit risk

As premiums and deposits are received, these funds are invested to pay for future policyholder obligations. For general account products, Aegon typically bears the risk for investment performance which is equal to the return of principal and interest. Aegon is exposed to credit risk on its general account fixed-income portfolio (debt securities, mortgages and private placements), over-the-counter derivatives and reinsurance contracts. Some issuers have defaulted on their financial obligations for various reasons, including bankruptcy, lack of liquidity, downturns in the economy, downturns in real estate values, operational failure and fraud. During financial downturns, Aegon can incur defaults or other reductions in the value of these securities and loans, which could have a materially adverse effect on Aegon’s business, results of operations and financial condition. Investments for account of policyholders are excluded as the policyholder bears the credit risk associated with the investments.

The table that follows shows the Group’s maximum exposure to credit risk from investments in general account financial assets, as well as general account derivatives and reinsurance assets, collateral held and net exposure. Please refer to note 49 Transfer of financial assets for further information on collateral given, which may expose the Group to credit risk.

2017	Maximum exposure to credit risk	Cash	Secu- rities	Letters of credit / guarantees	Real estate property	Master netting agree- ments	Other	Total collateral	Surplus collateral (or over- collateral- ization)	Net exposure
Debt securities - carried at fair value	84,344	-	-	242	-	-	-	242	-	84,102
Debt securities - carried at amortized cost	-	-	-	14	-	-	-	14	-	(14)
Money market and other short-term investments - carried at fair value	6,809	-	719	-	-	-	-	719	25	6,115
Mortgage loans - carried at amortized cost	33,562	2,437	-	379	49,756	-	-	52,573	19,271	260
Private loans - carried at amortized cost	3,642	79	-	-	-	-	-	79	-	3,563
Other loans - carried at amortized cost	2,164	-	-	-	-	-	1,886	1,886	1,195	1,473
Other financial assets - carried at fair value	2,586	-	-	-	-	-	-	-	-	2,586
Derivatives	5,563	647	56	29	-	4,867	-	5,599	85	48
Reinsurance assets	19,200	-	4,395	137	-	-	-	4,532	-	14,667
At December 31	157,869	3,163	5,171	801	49,756	4,867	1,886	65,644	20,576	112,800

2016	Maximum exposure to credit risk	Cash	Securi- ties	Letters of credit / guarantees	Real estate property	Master netting agree- ments	Other	Total collateral	Surplus collateral (or over- collateral- ization)	Net exposure
Debt securities - carried at fair value	103,169	-	-	392	-	-	-	392	-	102,777
Money market and other short-term investments - carried at fair value	7,093	-	815	-	-	-	-	815	27	6,306
Mortgage loans - carried at amortized cost	33,696	2,319	-	760	49,448	-	-	52,527	19,198	366
Private loans - carried at amortized cost	3,166	67	-	-	-	-	-	67	-	3,099
Other loans - carried at amortized cost	2,441	-	-	-	-	-	2,197	2,197	1,326	1,570
Other financial assets - carried at fair value	3,425	-	-	-	-	-	-	-	-	3,425
Derivatives	7,916	1,606	407	-	-	5,841	-	7,855	47	109
Reinsurance assets	11,206	-	5,064	171	-	-	-	5,235	-	5,971
At December 31	172,113	3,992	6,287	1,322	49,448	5,841	2,197	69,087	20,598	123,623

Debt securities

Several bonds in Aegon’s USA’s portfolio are guaranteed by monoline insurers. This is shown in the table above in the column ‘Letters of credit / guarantees’. Further information on the monoline insurers is provided below under ‘Monoline insurers’.

Money market and short-term investments

The collateral reported for the money market and short-term investments are related to tri-party repurchase agreements (repos). Within tri-party repos Aegon invests under short-term reverse repurchase agreements and the counterparty posts collateral to a third party custodian. The collateral posted is typically high-quality, short-term securities and is only accessible for or available to Aegon in the event the counterparty defaults.

Mortgage loans

The real estate collateral for mortgages includes both residential and commercial properties. The collateral for commercial mortgage loans in Aegon Americas is measured at fair value. At a minimum on an annual basis, a fair value is estimated for each individual real estate property that has been pledged as collateral. When a loan is originally provided, an external appraisal is obtained to estimate the value of the property. In subsequent years, the value is typically estimated internally using various professionally accepted valuation methodologies. Internal appraisals are performed by qualified, professionally accredited personnel. International valuation standards are used and the most significant assumptions made during the valuation of real estate are the current cost of reproducing or replacing the property, the value that the property’s net earning power will support, and the value indicated by recent sales of comparable properties. Valuations are primarily supported by market evidence. For Aegon the Netherlands, collateral for the residential mortgages is measured as the foreclosure value which is indexed periodically.

Cash collateral for mortgage loans includes the savings that have been received to redeem the underlying mortgage loans at redemption date. These savings are part of the credit side of the statement of financial position, but reduce the credit risk for the mortgage loan as a whole.

A substantial part of Aegon’s Dutch residential mortgage loan portfolio benefits from guarantees by a Dutch government-backed trust (Stichting Waarborgfonds Eigen Woning) through the Dutch Mortgage loan Guarantee program (NHG). With exception of NHG-backed mortgage loans originated after January 1, 2014, for which a 10% lender-incurred haircut applies on realized losses on each defaulted loan, these guarantees cover all principal losses, missed interest payments and foreclosure costs incurred upon termination and settlement of defaulted mortgage loans when lender-specific terms and conditions of the guarantee are met. When not fully met, the trust may pay claims in part or in full, depending on the severity of the breach of terms and conditions. For each specific loan, the guarantee amortizes in line with an equivalent annuity mortgage loan. When the remaining loan balance at default does not exceed the amortized guarantee, it covers the full loss under its terms and conditions. Any loan balance in excess of this decreasing guarantee profile serves as a first loss position for the lender.

Derivatives

The master netting agreements column in the table relates to derivative liability positions which are used in Aegon’s credit risk management. The offset in the master netting agreements column includes balances where there is a legally enforceable right of offset, but no intention to settle these balances on a net basis under normal circumstances. As a result, there is a net exposure for credit risk management purposes. However, as there is no intention to settle these balances on a net basis, they do not qualify for net presentation for accounting purposes.

Reinsurance assets

The collateral related to the reinsurance assets include assets in trust that are held by the reinsurer for the benefit of Aegon. The assets in trust can be accessed to pay policyholder benefits in the event the reinsurers fail to perform under the terms of their contract. Further information on the related reinsurance transactions is included in note 28 Reinsurance assets.

Other loans

The collateral included in the other column represents the policyholders account value for policy loans. The excess of the account value over the loan value is included in the surplus collateral column. For further information on the policy loans refer to note 23.1 Financial assets, excluding derivatives.

The total collateral includes both under- and over-collateralized positions. To present a net exposure of credit risk, the over-collateralization, which is shown in the surplus collateral column, is extracted from the total collateral.

Credit risk management

Aegon manages credit risk exposure by individual counterparty, sector and asset class, including cash positions. Normally, Aegon mitigates credit risk in derivative contracts by entering into credit support agreement, where practical, and in ISDA master netting agreements for most of Aegon’s legal entities to facilitate Aegon’s right to offset credit risk exposure. Main counterparties to these transactions are investment banks which are typically rated ‘A’ or higher. The credit support agreement will normally dictate the threshold over which collateral needs to be pledged by Aegon or its counterparty. Transactions requiring Aegon or its counterparty to post collateral are typically the result of derivative trades, comprised mostly of interest rate swaps, equity swaps, currency swaps and credit swaps. Collateral received is mainly cash (USD and EUR). The credit support agreements that outline the acceptable collateral require high quality instruments to be posted. Over the last three years, there was no default with any derivatives counterparty. The credit risk associated with financial assets subject to a master netting agreement is eliminated only to the extent that financial liabilities due to the same counterparty will be settled after the assets are realized. Eligible derivative transactions are traded via Central Clearing Houses as required by EMIR and the Dodd-Frank act. Credit risk in these transactions is mitigated through posting of initial and variation margins.

Aegon may also mitigate credit risk in reinsurance contracts by including downgrade clauses that allow the recapture of business, retaining ownership of assets required to support liabilities ceded or by requiring the reinsurer to hold assets in trust. For the resulting net credit risk exposure, Aegon employs deterministic and stochastic credit risk modeling in order to assess the Group’s credit risk profile, associated earnings and capital implications due to various credit loss scenarios.

Aegon operates a Credit Name Limit Policy (CNLP) under which limits are placed on the aggregate exposure that it has to any one counterparty. Limits are placed on the exposure at both group level and individual country units. The limits also vary by a rating system, which is a composite of the main rating agencies (S&P, Moody’s and Fitch) and Aegon’s internal rating of the counterparty. If an exposure exceeds the stated limit, then the exposure must be reduced to the limit for the country unit and rating category as soon as possible. Exceptions to these limits can only be made after explicit approval from Aegon’s Group Risk and Capital Committee (GRCC). The policy is reviewed regularly.

At December 31, 2017 there was no violations of the Credit Name Limit Policy at Group level. At December 31, 2016 there were two violations of the Credit Name Limit Policy at Group level. These violations have been resolved in 2017 by reducing the exposure of one and by approving an exemption for the other.

At December 31, 2017 Aegon’s largest corporate credit exposures are to Wilton Re Holdings Ltd, American United Mutual Insurance, Barclays and Citigroup. Aegon had large government exposures, the largest being in the USA, the Netherlands and Germany. Highly rated government bonds and government exposure domestically issued and owned in local currency are excluded from the Credit Name Limit Policy.

Aegon group level long-term counterparty exposure limits are as follows:

Group limits per credit rating
Amounts in EUR million	2017	2016
AAA	900	900
AA	900	900
A	675	675
BBB	450	450
BB	250	250
B	125	125
CCC or lower	50	50

Credit rating

The ratings distribution of general account portfolios of Aegon’s major reporting units, excluding reinsurance assets, are presented in the table that follows, organized by rating category and split by assets that are valued at fair value and assets that are valued at amortized cost. Aegon uses a composite rating based on a combination of the external ratings of S&P, Moody’s, Fitch and National Association of Insurance Commissioners (NAIC which is for US only) and internal ratings. The rating used is the lower of the external rating and the internal rating.

	Americas		The Netherlands		United Kingdom		Central & Eastern Europe		Spain & Portugal
Credit rating general account investments, excluding reinsurance assets 2017	Amortized cost	Fair value	Amortized cost	Fair value	Amortized cost	Fair value	Amortized cost	Fair value	Amortized cost	Fair value
AAA	958	18,935	1,658	12,727	-	137	-	1	-	9
AA	2,693	3,353	85	5,449	-	1,139	-	5	-	48
A	2,905	18,684	56	3,186	-	449	8	126	55	167
BBB	330	16,822	941	1,267	-	78	3	495	(3)	401
BB	18	1,567	18	22	-	9	72	92	-	20
B	-	1,162	-	-	-	-	2	1	-	-
CCC or lower	-	793	-	3	-	-	-	-	-	-
Assets not rated	1,892	2,797	27,133	3,770	-	219	107	55	2	6
Total	8,796	64,114	29,890	26,425	-	2,031	193	775	54	651
Past due and / or impaired assets	35	1,145	299	41	-	-	82	1	-	-
At December 31	8,831	65,259	30,189	26,467	-	2,031	275	777	54	651

	Asia		Asset Management		Total 2017 1)
Credit rating general account investments, excluding reinsurance assets 2017	Amortized cost	Fair value	Amortized cost	Fair value	Amortized cost	Fair value	Total carrying value
AAA	-	985	-	144	2,616	32,960	35,575
AA	-	340	-	-	2,778	10,334	13,111
A	-	1,775	-	-	3,024	24,399	27,423
BBB	-	1,920	-	-	1,271	20,983	22,254
BB	-	140	-	1	107	1,852	1,959
B	-	117	-	4	2	1,284	1,287
CCC or lower	-	23	-	4	-	823	823
Assets not rated	6	1	-	4	29,154	7,011	36,165
Total	6	5,300	-	157	38,951	99,645	138,597
Past due and / or impaired assets	-	20	-	-	416	1,207	1,624
At December 31	6	5,320	-	157	39,368	100,853	140,221

[1]	Includes investments of Holding and other activities.

	Americas		The Netherlands		United Kingdom		Central & Eastern Europe		Spain & Portugal
Credit rating general account investments, excluding reinsurance assets 2016	Amortized cost	Fair value	Amortized cost	Fair value	Amortized cost	Fair value	Amortized cost	Fair value	Amortized cost	Fair value
AAA	1,560	21,580	1,628	13,020	-	171	-	2	-	12
AA	3,214	6,102	86	6,011	-	1,158	-	1	-	58
A	3,281	25,147	12	3,397	-	549	8	116	48	157
BBB	481	21,461	850	2,402	-	85	20	433	(6)	436
BB	70	1,964	18	107	-	90	56	80	-	18
B	-	1,207	-	10	-	2	4	1	-	3
CCC or lower	-	1,049	-	-	-	-	-	-	-	-
Assets not rated	2,196	3,847	25,133	4,792	-	215	111	44	3	3
Total	10,802	82,357	27,727	29,740	-	2,269	201	676	45	687
Past due and / or impaired assets	17	1,397	390	77	-	-	102	2	-	-
At December 31	10,820	83,755	28,117	29,817	-	2,269	303	678	45	687

	Asia		Asset Management			Total 2016 1)
Credit rating general account investments, excluding reinsurance assets 2016	Amortized cost	Fair value	Amortized cost	Fair value	Amortized cost	Fair value	Total carrying value
AAA	-	950	-	-	3,189	35,758	38,946
AA	-	402	-	-	3,300	13,731	17,032
A	-	1,823	-	-	3,349	31,204	34,553
BBB	-	1,904	-	-	1,346	26,721	28,067
BB	-	132	-	-	145	2,391	2,536
B	-	57	-	-	5	1,279	1,284
CCC or lower	-	28	-	-	-	1,078	1,078
Assets not rated	18	-	-	90	27,460	9,267	36,727
Total	18	5,297	-	90	38,793	121,429	160,222
Past due and / or impaired assets	-	13	-	-	510	1,489	1,999
At December 31	18	5,310	-	90	39,303	122,918	162,221

[1]	Includes investments of Holding and other activities.

The following table shows the credit quality of the gross positions in the statement of financial position for general account reinsurance assets specifically:

	Carrying value 2017	Carrying value 2016
AAA	-	7
AA	13,379	7,724
A	5,242	3,120
Below A	24	18
Not rated	555	338
At December 31	19,200	11,206

Credit risk concentration

The tables that follow present specific credit risk concentration information for general account financial assets.

Credit risk concentrations – debt securities and money market investments 2017	Americas	The Netherlands	United Kingdom	Central & Eastern Europe	Spain & Portugal	Asia	Asset Manage- ment	Total 2017 1)	Of which past due and / or impaired assets
Residential mortgage-backed securities
(RMBSs)	3,025	556	17	-	-	57	-	3,655	1,022
Commercial mortgage-backed securities
(CMBSs)	3,375	28	146	-	-	537	-	4,086	10
Asset-backed securities (ABSs) - CDOs backed by ABS, Corp. bonds, Bank loans	751	1,529	-	-	-	47	-	2,327	3
ABSs – Other	1,688	270	88	-	1	331	-	2,378	35
Financial - Banking	6,525	1,440	124	102	104	730	-	9,026	3
Financial - Other	9,028	212	58	3	114	498	137	10,069	4
Industrial	21,975	1,726	255	7	129	2,344	-	26,435	62
Utility	3,386	119	65	3	45	309	-	3,927	-
Government bonds	11,319	15,531	1,060	603	253	466	17	29,249	14
At December 31	61,073	21,411	1,812	718	646	5,319	153	91,153	1,154

[1]	Includes investments of Holding and other activities.

Credit risk concentrations – Government bonds per country of risk 2017	Americas	The Netherlands	United Kingdom	Central & Eastern Europe	Spain & Portugal	Asia	Asset Management	Total 2017 1)
United States	10,501	32	-	-	-	372	-	10,906
Netherlands	-	5,777	-	-	4	-	-	5,781
United Kingdom	-	-	946	1	-	-	17	964
Austria	-	1,154	-	-	4	-	-	1,158
Belgium	-	1,065	23	-	6	-	-	1,094
Finland	-	938	-	-	-	-	-	938
France	-	1,216	34	-	5	-	-	1,255
Germany	-	4,233	28	-	-	-	-	4,261
Hungary	3	-	-	402	-	-	-	405
Luxembourg	-	785	-	-	1	-	-	786
Spain	-	89	-	2	203	-	-	294
Rest of Europe	133	205	-	198	16	17	-	568
Rest of world	652	36	29	-	14	77	-	809
Supranational	30	-	-	-	-	-	-	30
At December 31	11,319	15,531	1,060	603	253	466	17	29,249

[1]	Includes investments of Holding and other activities.

Credit risk concentrations – Credit rating 2017 2)	Government bonds	Corporate bonds	RMBSs CMBSs ABSs	Other	Total 2017 1)
AAA	21,855	792	7,102	3,157	32,906
AA	5,462	2,879	1,700	-	10,040
A	311	20,765	1,443	-	22,520
BBB	1,198	19,045	396	6	20,646
BB	269	1,395	178	-	1,842
B	152	1,011	111	-	1,273
CCC or lower	2	309	1,516	-	1,828
Assets not rated	-	3	-	95	98
At December 31	29,249	46,199	12,446	3,258	91,153

[1]	Includes investments of Holding and other activities.
[2]	CNLP Ratings are used and are the lower of the Barclay’s Rating and the Internal Rating with the Barclay’s rating being a blended rating of S&P, Fitch, and Moody’s.

Credit risk concentrations – debt securities and money market investments 2016	Americas	The Netherlands	United Kingdom	Central & Eastern Europe	Spain & Portugal	Asia	Asset Manage- ment	Total 2016 1)	Of which past due and / or impaired assets
Residential mortgage-backed securities
(RMBSs)	3,583	649	19	-	-	80	-	4,331	1,267
Commercial mortgage-backed securities
(CMBSs)	5,340	44	195	-	-	576	-	6,155	8
Asset-backed securities (ABSs) - CDOs backed by ABS, Corp. bonds, Bank loans	1,066	2,437	-	-	-	29	-	3,532	7
ABSs – Other	2,324	276	97	-	1	373	-	3,072	36
Financial - Banking	8,457	1,194	157	67	110	800	-	10,785	4
Financial - Other	10,487	282	118	6	120	465	87	11,588	-
Industrial	29,364	2,824	332	7	126	2,367	-	35,020	65
Utility	4,704	392	67	3	43	280	-	5,490	7
Government bonds	12,406	15,642	1,068	553	282	339	-	30,289	4
At December 31	77,730	23,741	2,054	636	683	5,310	87	110,262	1,399

[1]	Includes investments of Holding and other activities.

Credit risk concentrations – Government bonds per country of risk 2016	Americas	The Netherlands	United Kingdom	Central & Eastern Europe	Spain & Portugal	Asia	Asset Manage- ment	Total 2016 1)
United States	11,738	22	-	-	-	300	-	12,060
Netherlands	-	5,374	-	-	4	-	-	5,378
United Kingdom	-	-	948	2	-	-	-	949
Austria	-	1,171	-	-	4	-	-	1,175
Belgium	-	1,119	25	-	7	-	-	1,151
Finland	-	935	-	-	-	-	-	935
France	-	1,356	36	-	5	-	-	1,397
Germany	-	4,138	29	-	-	-	-	4,167
Hungary	4	-	-	360	-	-	-	364
Luxembourg	-	872	-	-	4	-	-	876
Spain	-	112	-	2	221	-	-	335
Rest of Europe	118	484	-	189	18	-	-	808
Rest of world	506	59	30	-	20	39	-	654
Supranational	40	-	-	-	-	-	-	40
At December 31	12,406	15,642	1,068	553	282	339	-	30,289

[1]	Includes investments of Holding and other activities.

Credit risk concentrations – Credit rating 2016 2)	Government bonds	Corporate bonds	RMBSs CMBSs ABSs	Other	Total 2016 1)
AAA	22,620	912	9,809	2,362	35,704
AA	5,682	4,835	2,645	-	13,161
A	569	26,291	1,740	-	28,599
BBB	1,166	24,662	540	3	26,370
BB	158	1,943	274	-	2,376
B	91	1,023	145	-	1,260
CCC or lower	4	386	1,937	-	2,326
Assets not rated	-	4	-	462	466
At December 31	30,289	60,055	17,090	2,827	110,262

[1]	Includes investments of Holding and other activities.
[2]	CNLP Ratings are used and are the lower of the Barclay’s Rating and the Internal Rating with the Barclay’s rating being a blended rating of S&P, Fitch, and Moody’s.

Credit risk concentrations – mortgage loans 2017	Americas	The Netherlands	United Kingdom	Central & Eastern Europe	Spain & Portugal	Asia	Asset Manage- ment	Total 2017 1)	Of which past due and / or impaired assets
Agricultural	77	-	-	-	-	-	-	77	8
Apartment	3,371	-	-	-	-	-	-	3,371	-
Industrial	631	-	-	-	-	-	-	631	7
Office	1,226	-	-	-	-	-	-	1,226	-
Retail	1,375	11	-	-	-	-	-	1,385	19
Other commercial	256	38	-	-	-	-	-	294	2
Residential	16	26,384	-	176	1	-	-	26,578	343
At December 31	6,951	26,434	-	176	1	-	-	33,562	379

[1]	Includes investments of Holding and other activities.

Credit risk concentrations – mortgage loans 2016	Americas	The Netherlands	United Kingdom	Central & Eastern Europe	Spain & Portugal	Asia	Asset Manage- ment	Total 2016 1)	Of which past due and / or impaired assets
Agricultural	101	-	-	-	-	-	-	101	11
Apartment	3,525	-	-	-	-	-	-	3,525	-
Industrial	838	-	-	-	-	-	-	838	-
Office	1,869	1	-	-	-	-	-	1,869	1
Retail	1,889	12	-	-	-	-	-	1,901	5
Other commercial	397	41	-	-	-	-	-	438	-
Residential	23	24,793	-	207	1	-	-	25,023	448
At December 31	8,641	24,847	-	207	1	-	-	33,696	464

[1]	Includes investments of Holding and other activities.

The fair value of Aegon Americas commercial and agricultural mortgage loan portfolio as per December 31, 2017, amounted to EUR 7,132 million (2016: EUR 8,789 million). The loan to value (LTV) amounted to approximately 55% (2016: 54%). Of the portfolio 0.06% (2016: nil) is in delinquency (defined as 60 days in arrears). In 2017, Aegon Americas recognized EUR 19 million impairments (net of recoveries) (2016: nil) on this portfolio. In 2017, Aegon Americas foreclosed upon, or recovered no amount of real estate (2016: EUR 15 million). The 2017 additional impairments associated with these loans at the time of foreclosure amounted to EUR 0.2 million (2016: EUR 2 million).

The fair value of Aegon the Netherlands mortgage loan portfolio as per December 31, 2017, amounted to EUR 30,926 million (2016: EUR 29,479 million). The LTV amounted to approximately 76% (2016: 83%). A significant part of the portfolio 51% (2016: 57%) is government guaranteed. Of the portfolio, 0.2% (2016: 0.4%) is in delinquency (defined as 60 days in arrears). Impairments in 2017 amounted to EUR 8 million (2016: EUR 5 million release). During the last ten years defaults of the portfolio have been 5 basis points on average.

Unconsolidated structured entities

Aegon’s investments in unconsolidated structured entities such as RMBSs, CMBSs and ABSs and investment funds are presented in the line item ‘Investments’ of the statement of financial position. Aegon’s interests in these unconsolidated structured entities can be characterized as basic interests, Aegon does not have loans, derivatives, guarantees or other interests related to these investments. Any existing commitments such as future purchases of interests in investment funds are disclosed in note 48 Commitments and contingencies.

For debt instruments, specifically for RMBSs, CMBSs and ABSs, the maximum exposure to loss is equal to the carrying amount which is reflected in the credit risk concentration table regarding debt securities and money market investments. To manage credit risk Aegon invests primarily in senior notes of RMBSs, CMBSs and ABSs. Additional information on credit ratings for Aegon’s investments in RMBSs, CMBSs and ABSs are disclosed in the sections that describe per category of debt securities the composition and impairment assessments. The composition of the RMBSs, CMBSs and ABSs portfolios of Aegon are widely dispersed looking at the individual amount per entity, therefore Aegon only has non-controlling interests in individual unconsolidated structured entities. Furthermore these investments are not originated by Aegon.

Except for commitments as noted in note 48 Commitments and contingencies, Aegon did not provide, nor is required to provide financial or other support to unconsolidated structured entities. Nor does Aegon have intentions to provide financial or other support to unconsolidated structured entities in which Aegon has an interest or previously had an interest.

For RMBSs, CMBSs and ABSs in which Aegon has an interest at reporting date, the following table presents total income received from those interests. The Investments column reflects the carrying values recognized in the statement of financial position of Aegon’s interests in RMBSs, CMBSs and ABSs.

			Total income 2017	December 31, 2017
2017	Interest income	Total gains and losses on sale of assets	Total	Investments
Residential mortgage-backed securities	174	95	269	3,655
Commercial mortgage-backed securities	159	53	212	4,086
Asset-backed securities	56	26	82	2,327
ABSs - Other	87	71	158	2,378
Total	476	245	721	12,446

			Total income 2016	December 31, 2016
2016	Interest income	Total gains and losses on sale of assets	Total	Investments
Residential mortgage-backed securities	215	61	276	4,331
Commercial mortgage-backed securities	191	28	219	6,155
Asset-backed securities	64	12	75	3,532
ABSs - Other	85	7	92	3,072
Total	555	107	662	17,090

Monoline insurers

EUR 264 million (2016: EUR 413 million) of the bonds in Aegon USA’s and Asia’s portfolios are insured by Monoline insurers.

An insolvency by one of the Monolines could create significant market price volatility for the affected holdings. Of the EUR 264 million indirect exposure on the Monoline insurers, 31% relates to Municipal Bond Insurance Association, Inc. (MBIA), 13% to Ambac Financial Group, inc. (AMBAC), and 43% to Assured Guaranty Corporation (AGC) (2016: 37% related to MBIA, 14% to AMBAC, and 39% to AGC).

Additional information on credit risk, unrealized losses and impairments

Debt instruments

The amortized cost and fair value of debt securities, money market investments and other, included in Aegon’s available-for-sale (AFS) portfolios, are as follows as of December 31, 2017, and December 31, 2016

2017	Amortized cost	Unrealized gains	Unrealized losses	Total fair value	Fair value of instruments with unrealized gains	Fair value of instruments with unrealized losses
Debt securities, money market instruments and other
United States government	8,011	936	(101)	8,846	6,805	2,041
Dutch government	4,799	992	(11)	5,781	4,885	896
Other government	11,746	838	(17)	12,568	11,501	1,067
Mortgage-backed securities	7,326	424	(56)	7,694	5,569	2,126
Asset-backed securities	4,624	92	(17)	4,698	3,878	820
Corporate	37,168	3,663	(218)	40,613	34,945	5,668
Money market investments	6,690	-	-	6,690	5,642	1,048
Other	765	98	(73)	791	597	193
Total	81,130	7,043	(493)	87,681	73,822	13,858

Of which held by Aegon Americas, NL and UK	74,672	6,665	(464)	80,873	68,385	12,488

2016	Amortized cost	Unrealized gains	Unrealized losses	Total fair value	Fair value of instruments with unrealized gains	Fair value of instruments with unrealized losses
Debt securities, money market instruments and other
United States government	11,452	882	(343)	11,990	7,012	4,979
Dutch government	4,164	1,215	(5)	5,374	5,286	87
Other government	11,788	1,096	(20)	12,865	12,278	586
Mortgage-backed securities	10,099	453	(156)	10,396	6,543	3,853
Asset-backed securities	6,568	88	(64)	6,592	4,192	2,399
Corporate	50,431	4,073	(668)	53,837	42,361	11,476
Money market investments	6,776	-	-	6,776	6,758	18
Other	1,019	228	(41)	1,206	1,168	38
Total	102,298	8,035	(1,297)	109,036	85,599	23,436

Of which held by Aegon Americas, NL and UK	95,806	7,739	(1,217)	102,329	81,335	20,993

Unrealized bond losses by sector

The composition by industry category of Aegon’s available-for-sale (AFS) debt securities, money market investments and other in an unrealized loss position at December 31, 2017, and December 31, 2016, is presented in the following table:

	December 31, 2017		December 31, 2016
Unrealized losses - debt securities, money market investments and other	Carrying value of instruments with unrealized losses	Unrealized losses	Carrying value of instruments with unrealized losses	Unrealized losses
Residential mortgage-backed securities (RMBSs)	732	(30)	1,588	(83)
Commercial mortgage-backed securities (CMBSs)	1,140	(22)	2,027	(67)
Asset-backed securities (ABSs) - CDOs backed by ABS, Corp.bonds, Bank loans	87	(2)	958	(11)
ABSs - Other	603	(13)	1,130	(43)
Financial Industry - Banking	663	(39)	1,679	(135)
Financial Industry - Insurance	231	(7)	554	(34)
Financial Industry - Other	1,411	(10)	618	(28)
Industrial	3,330	(132)	6,216	(369)
Utility	375	(14)	836	(45)
Government	3,722	(123)	5,349	(361)
Other	193	(73)	38	(41)
Total held by Aegon Americas, NL and UK	12,488	(464)	20,993	(1,217)
Held by other segments	1,371	(29)	2,443	(80)

Total	13,858	(493)	23,436	(1,297)

As of December 31, 2017, there are EUR 6,665 million (December 31, 2016: EUR 7,739 million) of gross unrealized gains and EUR 464 million (December 31, 2016: EUR 1,217 million) of gross unrealized losses in the AFS debt securities, money markets and other portfolio of Aegon Americas, Aegon the Netherlands and Aegon UK. Two issuers each represent more than 4% of the total unrealized loss position. The unrealized loss relates to securities issued by the government of the United States of America and Belfius Bank.

Financial and credit market conditions were stronger during 2017. Developed-world growth showed continued signs of acceleration, allowing policy makers to slow or even reverse accommodative credit market conditions. Emerging Market economies have stabilized and improved somewhat with more stable commodities prices. Global equity markets produced very strong returns. The US dollar weakened after strengthening significantly in 2016. The US Federal Reserve tightened the Fed Funds rate by 50 basis points in the first half of 2017, and by another 25 basis points in December, reflecting strong labor market conditions. Long-term US Treasury rates, after rising sharply late in 2016, fell very modestly. Corporate default rates remained low due to readily available access to funding and to healthy corporate balance sheet fundamentals. Credit spreads tightened. Oil prices rose slightly, after having weakened in the first half of 2017. Tighter credit spreads and lower US treasury rates increased the market values of fixed income holdings.

The Eurozone has experienced a period of strong growth. Consumption was supported by the rapid decline in unemployment, while investments grew strongly due to a supportive global economic backdrop. Spain and Germany were the fastest growing large economies. Inflation pressures were again absent. Wage growth did pick up slightly, but not enough to push inflation above the target of the European Central Bank. The central bank therefore maintained its accommodative stance, but did decide to taper its purchase program further from EUR 60 billion to EUR 30 billion per month. Growth in the UK slowed down, due to uncertainty surrounding Brexit. The French elections resulted in a victory for Mr. Macron, who is likely to pursue a pro-European course. Catalonian politicians tried to gain independence from Spain via a referendum. However, so far their efforts did not result in more autonomy. Italy reformed its electoral law and announced to hold elections in March 2018. The UK triggered Article 50 in March which set the Brexit negotiation process in motion. Prime minister May called early elections soon afterward, in which she wasn’t able to achieve her desired majority. At the end of the year, the EU and the UK managed to agree on a deal covering citizen’s rights, the Irish border and the financial settlement. This allowed the negotiations to proceed to the next stage, which will mainly cover a transition period and a trade agreement.

Impairment of financial assets

Aegon regularly monitors industry sectors and individual debt securities for indicators of impairment. These indicators may include one or more of the following: 1) deteriorating market to book ratio, 2) increasing industry risk factors, 3) deteriorating financial condition of the issuer, 4) covenant violations by the issuer, 5) high probability of bankruptcy of the issuer, or 6) downgrades by internationally recognized credit rating agency. Additionally, for asset-backed securities, cash flow trends and underlying levels of collateral are monitored. A security is impaired if there is objective evidence that a loss event has occurred after the initial recognition of the asset that has a negative impact on the estimated future cash flows.

In the sections below a description is provided on the composition of the categories of debt securities and money market investments. Individual issuers rated below investment grade in any sector which have unrealized loss positions greater than EUR 25 million are disclosed separately. Furthermore, quality ratings of investment portfolios are based on a composite of the main rating agencies (S&P, Moody’s and Fitch) and Aegon’s internal rating of the counterparty.

Residential mortgage-backed securities

Aegon Americas, Aegon the Netherlands and Aegon UK hold EUR 3,557 million (December 31, 2016: EUR 4,162 million) of residential mortgage-backed securities available-for-sale (RMBS), of which EUR 2,985 million (December 31, 2016: EUR 3,494 million) is held by Aegon Americas, EUR 556 million (December 31, 2016: EUR 649 million) by Aegon the Netherlands, and EUR 17 million (December 31, 2016: EUR 19 million) by Aegon UK. Residential mortgage-backed securities are securitizations of underlying pools of non-commercial mortgages on real estate. The underlying residential mortgages have varying credit characteristics and are pooled together and sold in tranches. The following table shows the breakdown of Aegon USA’s RMBS available-for-sale (AFS) portfolio.

AFS RMBS by quality	AAA	AA	A	BBB	<BBB	Total amortized cost	Total fair value
GSE guaranteed	1,025	270	-	-	-	1,295	1,298
Prime jumbo	-	-	-	5	124	130	136
Alt-A	-	33	20	8	277	337	437
Negative amortization floaters	-	-	-	-	502	502	584
Other housing	-	9	17	30	397	453	530
At December 31, 2017	1,025	312	37	43	1,300	2,717	2,985

Of which insured	-	-	24	5	146	175	166

AFS RMBS by quality	AAA	AA	A	BBB	<BBB	Total amortized cost	Total fair value
GSE guaranteed	771	500	-	-	-	1,272	1,271
Prime jumbo	-	1	1	11	170	182	194
Alt-A	-	39	27	11	403	479	572
Negative amortization floaters	-	-	-	1	679	679	712
Other housing	-	50	71	43	519	683	745
At December 31, 2016	771	589	98	65	1,771	3,295	3,494

Of which insured	-	-	43	8	203	254	237

A significant part of Aegon USA’s RMBS holdings are rated < BBB, as the issuances took place before the United States housing downturn that started in 2007.

Additionally, Aegon USA has investments in RMBS of EUR 40 million (December 31, 2016: EUR 89 million), which are classified as fair value through profit or loss.

RMBS of Aegon USA are monitored and reviewed on a monthly basis. Detailed cash flow models using the current collateral pool and capital structure on the portfolio are updated and reviewed quarterly. Model output is generated under base and stress-case scenarios. Aegon’s RMBS asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. Key assumptions used in the models are projected defaults, loss severities, and prepayments. Each of these key assumptions varies greatly based on the significantly diverse characteristics of the current collateral pool for each security. Loan-to- value, loan size, and borrower credit history are some of the key characteristics used to determine the level of assumption that is utilized. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Assumed defaults on delinquent loans are dependent on the specific security’s collateral attributes and historical performance.

Loss severity assumptions were determined by obtaining historical rates from broader market data and by adjusting those rates for vintage, specific pool performance, collateral type, mortgage insurance and estimated loan modifications. Prepayments were estimated by examining historical averages of prepayment activity on the underlying collateral. Quantitative ranges of significant assumptions within Aegon’s modeling process for Prime Jumbo, Alt-A, Negative Amortization and subprime RMBS are as follows: prepayment assumptions range from approximately 0% to 29% with a weighted average of approximately 5.5% (December 31, 2016: 4.6%), assumed defaults on delinquent loans range from 51% to 88% with a weighted average of approximately 77.6% (December 31, 2016: 79.4%), assumed defaults on current loans are dependent on the specific security’s collateral attributes and historical performance, while loss severity assumptions range from approximately 24% to 75%, with a weighted average of approximately 58.3% (December 31, 2016: 57.6%).

Once the entire pool is modeled, the results are closely analyzed by Aegon’s asset specialists to determine whether or not Aegon’s particular tranche or holding is at risk for not collecting all contractual cash flows taking into account the seniority and other terms of the tranches held.

Aegon the Netherlands uses its own proprietary cash flow tools to analyse and stress test RMBS transactions. The key input parameters are default rates and loss given default assumptions, which are established based historical pool characteristics and current loan level data. Cash flows for each bond are modelled in 225 scenarios of varying severity, ranging from our base case to extreme stress to even unrealistic scenarios to establish breaking points of the tranche. The model takes all deal characteristics, such as waterfall or reserve funds, into account and gives us detailed insight in the risk of principal loss or deferral of contractual cash flows.

The total gross unrealized loss on available-for-sale RMBS of Aegon Americas, Aegon the Netherlands and Aegon UK amounted to EUR 30 million (December 31, 2016: 83 million), of which EUR 29 million (December 31, 2016: EUR 78 million) relates to positions of Aegon USA, and the total net unrealized gain on available-for-sale RMBS was EUR 284 million (December 31, 2016: EUR 210 million), including a EUR 268 million (December 31, 2016: EUR 199 million) net unrealized gain relating to positions of Aegon USA. The housing market in the United States continues to be robust, evidenced by rising home prices and strong sales volume although the pace of improvement is slowing compared to initial post-financial crisis years. The housing market is still benefiting from improving employment, historically low inventory, rising household formation rates, income growth, and modest credit easing. This is manifesting itself in lower borrower delinquencies, increased recoveries upon liquidation, and shorter timelines to sell properties. These factors have contributed to continued credit spread tightening across the asset class.

The housing market showed further improvement in Europe in 2017. Housing prices rose and affordability remained high. Economic growth continues to pick up and supports the positive trend in the labour market. This is clearly beneficial for consumer risk in general and retail mortgages in particular. A general theme in Europe is that mostly legacy collateral gets securitised, while a large part of the funding for new origination is obtained outside the structured credit market. As a result the underlying collateral in most of our holdings is deleveraging, loan-to-values decline and prepayment speeds are increasing. The improving fundamentals, the deleveraging of the collateral, the negative net supply (together with increasing demand) and the shortening of our ABS holdings resulted in tightening of credit spreads.

There are no individual issuers rated below investment grade in this RMBS sector which have unrealized loss position greater than EUR 25 million.

The fair values of Aegon USA’s available-for-sale (AFS) RMBS instruments were determined as follows:

	Level II	Level III	Total 2017	Level II	Level III	Total 2016
RMBS	2,931	54	2,985	3,419	75	3,494

Commercial mortgage-backed securities

As of December, 31, 2017, Aegon Americas, Aegon the Netherlands and Aegon UK hold EUR 3,549 million (December 31, 2016: EUR 5,579 million) of AFS commercial mortgage-backed securities (CMBS), of which EUR 3,375 million (December 31, 2016: EUR 5,340 million) is held by Aegon USA, EUR 146 million (December 31, 2016: EUR 195 million) by Aegon UK and EUR 28 million (December 31, 2016: EUR 44 million) by Aegon the Netherlands. CMBS are securitizations of underlying pools of mortgages on commercial real estate. The underlying mortgages have varying risk characteristics and are pooled together and sold in different rated tranches. The company’s CMBS include conduit, large loan, single borrower, commercial real estate collateralized debt obligations (CRE CDOs), collateralized debt obligations (CDOs), government agency, and franchise loan receivable trusts.

The total gross unrealized loss on available-for-sale CMBS of Aegon Americas amounted to EUR 22 million as of December 31, 2017 (December 31, 2016: EUR 67 million). The total net unrealized gain on the available-for-sale CMBS as of December 31, 2017, is EUR 81 million (December 31, 2016: EUR 87 million), of which EUR 36 million (December 31, 2016: EUR 34 million) relates to positions of Aegon USA, followed by Aegon UK at EUR 44 million. CMBS fundamentals remain supportive with commercial property prices above their prior peak. Commercial real estate valuation increases have slowed. The delinquency rate has started to fall as loan resolutions outpace new defaults and positive net supply increases the total outstanding balance. Liquidity remains reasonable for the CMBS market; however, credit spreads on legacy subordinate CMBS tranches remain at wide levels.

The tables below summarize the credit quality of Aegon USA’s available-for-sale (AFS) CMBS portfolio. Additionally, Aegon USA has no investments in CMBS (December 31, 2016: EUR nil), which are classified as fair value through profit or loss.

CMBS by quality	AAA	AA	A	BBB	<BBB	Total amortized cost	Total fair value
CMBS	2,626	559	63	3	84	3,335	3,372
CMBS and CRE CDOs	-	-	-	-	4	4	3
At December 31, 2017	2,626	559	63	3	88	3,339	3,375

CMBS by quality	AAA	AA	A	BBB	<BBB	Total amortized cost	Total fair value
CMBS	4,295	688	141	73	105	5,301	5,337
CMBS and CRE CDOs	-	-	-	-	5	5	3
At December 31, 2016	4,295	688	141	73	110	5,306	5,340

CMBS of Aegon USA are monitored and reviewed on a monthly basis. Detailed cash flow models using the current collateral pool and capital structure on the portfolio are updated and reviewed quarterly. Model output is generated under base and several stress-case scenarios by Aegon’s internal CMBS asset specialists. For conduit securities, a widely recognized industry modeling software is used to perform a loan-by-loan, bottom-up approach. For non-conduit securities, a CMBS asset specialist works closely with Aegon’s real estate valuation group to determine underlying asset valuation and risk. Both methodologies incorporate external estimates on the property market, capital markets, property cash flows, and loan structure. Results are then closely analyzed by the asset specialist to determine whether or not a principal or interest loss is expected to occur.

As the remaining unrealized losses in the CMBS portfolio relate to holdings where Aegon expects to receive full principal and interest, Aegon does not consider the underlying investments to be impaired as of December 31, 2017.

There are no individual issuers rated below investment grade in the CMBS sector which have unrealized loss position greater than EUR 25 million.

The fair values of Aegon USA’s available-for-sale (AFS) CMBS instruments were determined as follows:

	Level II	Level III	Total 2017	Level II	Level III	Total 2016
CMBS	3,372	3	3,375	5,337	3	5,340

Asset-backed securities

Aegon Americas, Aegon the Netherlands and Aegon UK hold EUR 4,314 million (December 31, 2016: EUR 6,188 million) of AFS ABS instruments of which EUR 2,429 million (December 31, 2016: EUR 3,377 million) is held by Aegon USA, EUR 1,799 million (December 31, 2016: EUR 2,714 million) by Aegon the Netherlands and EUR 88 million (December 31, 2016 EUR 97 million) by Aegon UK. Additionally, Aegon Americas has investments in ABS of EUR 10 million (December 31, 2016: EUR 13 million), which are classified as fair value through profit or loss. ABS are securitizations of underlying pools of credit card receivables, auto financing loans, small business loans, bank loans, and other receivables. The underlying assets of the asset backed securities have been pooled together and sold in tranches with varying credit ratings.

The total gross unrealized loss on available-for-sale ABS of Aegon Americas, Aegon the Netherlands and Aegon UK amounted to EUR 15 million as of December 31, 2017 (December 31, 2016: EUR 54 million). Aegon USA has EUR 12 million (December 31, 2016: EUR 44 million) of this gross unrealized loss and Aegon the Netherlands EUR 2 million (December 31, 2016: EUR 10 million). In the United States, increasing investor demand has been met with new issuance in the asset-backed sector. The combination of these factors has led to varied performance by sector with most sectors exhibiting tighter credit spreads over the course of the year. During 2017, the European ABS spreads tightened considerably on the backdrop of a benign macro environment. The majority of European ABS sectors is now trading at their tightest levels since the financial crisis. The more basic sectors are slowly approaching their all-time lows helped by very low issuance volumes and the support of the European Central Bank asset backed securities purchase program. Due to the ample liquidity provided through the different programs of the Central Banks issuance levels for European ABS will remain subdued and in combination with further improving fundamentals this leads to continued downward pressure on spreads going forward.

The breakdown by quality of the available-for-sale (AFS) ABS portfolio of Aegon USA, Aegon the Netherlands and Aegon UK is as follows:

ABS US, NL and UK	AAA	AA	A	BBB	<BBB	Total amortized cost	Total fair value
Credit cards	170	19	-	30	-	219	229
Autos	226	-	64	2	-	292	292
Small business loans	-	-	3	6	62	70	74
CDOs backed by ABS, Corp. bonds, Bank loans	1,467	407	224	120	46	2,265	2,281
Other ABS	494	76	738	81	6	1,395	1,438
At December 31, 2017	2,357	503	1,029	238	114	4,242	4,314

ABS US, NL and UK	AAA	AA	A	BBB	<BBB	Total amortized cost	Total fair value
Credit cards	482	28	35	30	-	575	589
Autos	277	9	46	42	-	375	374
Small business loans	-	1	7	6	104	118	116
CDOs backed by ABS, Corp. bonds, Bank loans	2,108	790	368	134	94	3,493	3,504
Other ABS	627	165	697	85	22	1,596	1,606
At December 31, 2016	3,495	992	1,153	296	220	6,156	6,188

There were no individual issuers rated below investment grade in this ABS sector which has unrealized loss position greater than EUR 25 million.

The fair values of Aegon USA, Aegon the Netherlands and Aegon UK available-for-sale (AFS) ABS instruments were determined as follows:

Corporate - Financial sector

The Corporate - Financial sector is further subdivided into banking, brokerage, insurance, REIT’s and Financial - Other sub-sectors. A majority of the gross unrealized loss in Aegon’s available-for-sale portfolio is from the banking sub-sector.

	Level II	Level III	Total 2017	Level II	Level III	Total 2016
ABSs	3,411	903	4,314	4,880	1,309	6,188

Corporate - Financial sector - Banking sub-sector

The Banking sub-sector in Aegon’s portfolio is relatively large, diverse, and of high quality. Aegon Americas, Aegon the Netherlands and Aegon UK hold EUR 6,793 million (December 31, 2016: EUR 8,527 million) of AFS bonds issued by banks. In aggregate, the gross unrealized loss on these bonds amounted to EUR 39 million (December 31, 2016: EUR 135 million) and the net unrealized gain on these bonds amounted to EUR 323 million (December 31, 2016: EUR 188 million).

Bank regulators continue to implement a wide array of reforms designed to strengthen capital levels, reduce balance sheet risk and improve liquidity in an ongoing effort to reduce systemic risk and harmonize global bank regulation. Both regulators and central governments are adopting new bank guidelines designed to improve ‘resolvability’ in an attempt to ensure that banks can ‘fail’ in an orderly manner without the use of taxpayer money. While most banks already meet new capital and liquidity requirements, well ahead of regulatory deadlines, they are now in the process of issuing loss absorbing securities and altering their legal, financial and operating structures. Bank balance sheet repair and risk reduction is expected to continue. Globally, risk concentrations on bank balance sheets continue to exist but confidence in the sector has increased materially since the financial crisis.

Within the Banking sub-sector, Aegon holds EUR 629 million (December 31, 2016: EUR 750 million) of deeply subordinated securities with deferrable coupons that have an associated unrealized loss of EUR 10 million (December 31, 2016: EUR 93 million).

There are no individual issuers rated below investment grade in the Banking sub-sector which have unrealized losses greater than EUR 25 million.

Government bonds

Aegon Americas, Aegon the Netherlands and Aegon UK’s government issued available-for-sale debt securities include emerging market government bonds, US Treasury bonds, agency and state bonds. Aegon evaluated the near-term prospects of the issuers and it is believed that the contractual terms of these investments will be met and these investments are not impaired as of December 31, 2017.

There are no individual issuers rated below investment grade in the government sector which have unrealized loss positions greater than EUR 25 million.

Unrealized loss by maturity

The table below shows the composition by maturity of all available-for-sale debt securities in an unrealized loss position held by Aegon Americas, Aegon the Netherlands and Aegon UK.

	December 31, 2017		December 31, 2016
Debt securities	Carrying value of securities with gross unrealized losses	Gross unrealized losses	Carrying value of securities with gross unrealized losses	Gross unrealized losses
One year or less	466	(6)	742	(13)
Over 1 through 5 years	1,937	(31)	2,444	(73)
Over 5 through 10 years	4,580	(95)	6,097	(197)
Over 10 years	4,263	(258)	11,656	(892)
Total	11,246	(391)	20,938	(1,176)

Unrealized loss by credit quality

The table below shows the composition by credit quality of debt securities, available-for-sale, in an unrealized loss position held by Aegon Americas, Aegon the Netherlands and Aegon UK.

	December 31, 2017		December 31, 2016
Debt securities	Carrying value of securities with unrealized losses	Unrealized losses	Carrying value of securities with unrealized losses	Unrealized losses
AAA	4,924	(135)	8,536	(422)
AA	1,037	(17)	1,581	(48)
A	1,775	(45)	3,599	(154)
BBB	2,339	(70)	5,249	(288)
BB	507	(39)	920	(128)
B	323	(32)	345	(40)
Below B	341	(54)	706	(96)
Total	11,246	(391)	20,938	(1,176)

The table below provides the length of time an available-for-sale security has been below cost and the respective unrealized loss.
	At December 31, 2017
Debt securities	Investment grade carrying value of securities with unrealized losses	Below investment grade carrying value of securities with unrealized losses	Investment grade unrealized loss	Below investment grade unrealized loss
0 – 6 months	4,106	485	(46)	(15)
6 – 12 months	1,479	62	(9)	(5)
> 12 months	4,490	624	(211)	(105)
Total	10,076	1,171	(266)	(125)

	At December 31, 2016
Debt securities	Investment grade carrying value of securities with unrealized losses	Below investment grade carrying value of securities with unrealized losses	Investment grade unrealized loss	Below investment grade unrealized loss
0 – 6 months	14,848	587	(635)	(30)
6 – 12 months	190	198	(6)	(20)
> 12 months	3,929	1,186	(270)	(213)
Total	18,966	1,971	(912)	(263)

The unrealized loss improved during 2017 due to tightening credit spreads and declining long term interest rates, which was offset slightly by rising short term interest rates.

Aging and severity unrealized losses

The table below provides the length of time a below investment grade security has been in an unrealized loss and the percentage of carrying value (CV) to amortized cost in Aegon Americas, Aegon the Netherlands and Aegon UK.

		2017		2016
Aging and severity unrealized losses debt securities	Carrying value	Unrealized losses	Carrying value	Unrealized losses
CV 70-100% of amortized cost	482	(13)	585	(27)
CV 40-70% of amortized cost	3	(2)	2	(2)
CV < 40% of amortized cost	-	-	1	(2)
0-6 months	485	(15)	587	(30)

CV 70-100% of amortized cost	62	(5)	196	(18)
CV 40-70% of amortized cost	-	-	3	(2)
CV < 40% of amortized cost	-	-	-	-
6-12 months	62	(5)	198	(20)

CV 70-100% of amortized cost	67	(10)	475	(55)
CV 40-70% of amortized cost	8	(4)	3	(2)
CV < 40% of amortized cost	-	-	-	(3)
12-24 months	75	(13)	478	(60)

CV 70-100% of amortized cost	511	(63)	582	(71)
CV 40-70% of amortized cost	30	(16)	119	(67)
CV < 40% of amortized cost	8	(12)	7	(15)
> 24 months	549	(92)	708	(153)
Total	1,171	(125)	1,971	(263)

There are no individual issuers rated below investment grade which has an unrealized loss greater than EUR 25 million.

Realized gains and losses on debt securities of Aegon Americas, Aegon the Netherlands and Aegon UK

The following table provides the realized gains and losses on the debt securities of Aegon Americas, Aegon the Netherlands and Aegon UK for the twelve months ended December 31, 2017, and December 31, 2016. Gross realised gains in 2017 decreased compared to 2016 due to the sale of the UK annuity portfolio in 2016.

Gross realized gains and (losses)	Gross realized gains	Gross realized losses
December 31, 2017
Debt securities	1,876	(173)

December 31, 2016
Debt securities	2,257	(323)

The table below provides the length of time the security was below cost prior to the sale and the respective realized loss for assets not considered impaired.

	Gross realized losses
	0 -12 months	>12 months	Total
December 31, 2017
Debt securities	(137)	(36)	(173)

December 31, 2016
Debt securities	(221)	(103)	(323)

Impairment losses and recoveries

The composition of Aegon Americas, Aegon the Netherlands and Aegon UK’s bond impairment losses and recoveries by issuer for the periods ended December 31, 2017, and December 31, 2016, is presented in the table below. Those issuers with impairments or recoveries above EUR 25 million are specifically noted.

	2017	2016
	(Impairment) / recovery	(Impairment) / recovery
Impairments:
Other (none individually greater than EUR 25 million)	(16)	(52)
Subtotal	(16)	(52)

Recoveries:
Total recoveries	16	42
Sub-total	16	42
Net (impairments) and recoveries	-	(11)

Net (impairments) and recoveries

Net impairments for the twelve months ended December 31, 2017, totalled EUR 0 million (twelve months ended December 31, 2016: EUR 11 million net recoveries).

For the twelve months ended December 31, 2017, Aegon recognized EUR 16 million (twelve months ended December 31, 2016: EUR 42 million) in recoveries on previously impaired securities. In each case where a recovery was taken on structured securities, improvements in underlying cash flows for the security were documented and modeling results improved significantly. Recoveries on non-structured securities were supported by documented credit events combined with significant market value improvements.

Past due and impaired assets

The tables that follow provide information on past due and individually impaired financial assets for the whole Aegon Group. An asset is past due when a counterparty has failed to make a payment when contractually due. Assets are impaired when an impairment loss has been charged to the income statement relating to this asset. After the impairment loss is reversed in subsequent periods, the asset is no longer considered to be impaired. When the terms and conditions of financial assets have been renegotiated, the terms and conditions of the new agreement apply in determining whether the financial assets are past due.

Aegon’s policy is to pursue realization of the collateral in an orderly manner as and when liquidity permits. Aegon generally does not use the non-cash collateral for its own operations.

				2017				2016
Past due but not impaired assets	0-6 months	6-12 months	> 1 year	Total	0-6 months	6-12 months	> 1 year	Total
Debt securities - carried at fair value	49	14	28	91	58	9	7	73
Mortgage loans	111	2	4	117	80	4	3	87
Other loans	31	1	3	35	29	4	2	36
Accrued interest	-	1	1	1	-	-	1	1
At December 31	191	18	35	244	167	17	13	197

Impaired financial assets	Carrying amount 2017	Carrying amount 2016
Shares	48	81
Debt securities - carried at fair value	1,063	1,326
Mortgage loans	262	377
Private Loans	-	6
Other loans	3	3
Other financial assets - carried at fair value	6	9
At December 31	1,381	1,803

Equity instruments classified as available-for-sale

Objective evidence of impairment of an investment in an equity instrument classified as available-for-sale includes information about significant changes with an adverse effect that have taken place in the technological, market, economic or legal environment in which the issuer operates, and indicates that the cost of the investment in the equity instrument may not be recovered. A significant or prolonged decline in the fair value of an investment in an equity instrument below its cost is also objective evidence of impairment. Significant or prolonged decline is generally defined within Aegon as an unrealized loss position for more than six months or a fair value of less than 80% of the cost price of the investment. Additionally, as part of an ongoing process, internal equity analysts actively monitor earnings releases, company fundamentals, new developments and industry trends for any signs of possible impairment.

These factors typically require significant management judgment. The impairment review process has resulted in EUR 2 million of impairment charges for the twelve months ended December 31, 2017 (twelve months ended December 31, 2016: EUR 1 million) for Aegon Americas, Aegon the Netherlands and Aegon UK.

As of December 31, 2017, there are EUR 62 million of gross unrealized gains and EUR 13 million of gross unrealized losses in the equity portfolio of Aegon (December 31, 2016: EUR 202 million of gross unrealized gains and EUR 13 million of gross unrealized losses). There is one security held by Aegon, issued by Cobank, which had an unrealized loss above EUR 5 million. The table below represents the unrealized gains and losses on share positions held by Aegon Americas, Aegon the Netherlands and Aegon UK.

	Cost basis	Carrying value	Net unrealized gains / (losses)	Carrying value of securities with gross unrealized gains	Gross unrealized gains	Carrying value of securities with gross unrealized losses	Gross unrealized losses
December 31, 2017
Shares	386	434	49	401	62	34	(13)
December 31, 2016
Shares	596	786	190	722	202	64	(13)

The composition of shares by industry sector in an unrealized loss position held by Aegon Americas, Aegon the Netherlands and Aegon UK at December 31, 2017, and December 31, 2016 is presented in the following table.

		2017		2016
Unrealized losses on shares	Carrying value of instruments with unrealized losses	Unrealized losses	Carrying value of instruments with unrealized losses	Unrealized losses
Financials	19	(12)	54	(12)
Other	14	(2)	10	-
Total	34	(13)	64	(13)

Impairment losses on shares

The table below provides the length of time the shares held by Aegon Americas, Aegon the Netherlands and Aegon UK were below cost prior to their impairment in 2017 and 2016.

In million EUR	0-6 months
2017
Shares	-
2016
Shares	(1)

Equity market risk and other investments risk

Fluctuations in the equity, real estate and capital markets have affected Aegon’s profitability, capital position and sales of equity related products in the past and may continue to do so. Exposure to equity, real estate and capital markets exists in both assets and liabilities. Asset exposure exists through direct equity investment, where Aegon bears all or most of the volatility in returns and investment performance risk. Equity market exposure is also present in insurance and investment contracts for policyholders where funds are invested in equities, backing variable annuities, unit-linked products and mutual funds. Although most of the risk remains with the policyholder, lower investment returns can reduce the asset management fee earned by Aegon on the asset balance in these products. In addition, some of this business has minimum return or accumulation guarantees.

The general account equity, real estate and other non-fixed-income portfolio of Aegon is as follows:

Equity, real estate and non-fixed income exposure	Americas	The Netherlands	United Kingdom	Central & Eastern Europe	Spain & Portugal	Asia	Asset Manage- ment	Holding and other activities	Total 2017
Equity funds	142	161	-	47	-	-	-	-	351
Common shares 1)	232	-	5	8	4	1	-	40	290
Preferred shares	192	-	-	-	-	-	-	-	192
Investments in real estate	633	1,495	-	4	15	-	-	-	2,147
Hedge funds	688	1	-	-	-	-	2	-	691
Other alternative investments	1,122	309	-	-	-	-	-	18	1,448
Other financial assets	556	410	194	2	2	-	1	-	1,165
At December 31	3,566	2,375	199	62	20	1	4	57	6,284

[1] Common shares in Holding and other activities includes the elimination of treasury shares in the general account for an amount of EUR nil million.

Equity, real estate and non-fixed income exposure	Americas	The Netherlands	United Kingdom	Central & Eastern Europe	Spain & Portugal	Asia	Asset Manage- ment	Holding and other activities	Total 2016
Equity funds	154	494	27	37	-	-	-	-	711
Common shares 1)	410	-	58	5	4	-	-	41	518
Preferred shares	229	-	-	-	-	-	-	-	229
Investments in real estate	743	1,238	-	3	15	-	-	-	1,999
Hedge funds	1,165	1	-	-	-	-	2	-	1,168
Other alternative investments	1,207	156	-	-	-	-	-	21	1,385
Other financial assets	588	41	98	1	-	-	1	-	729
At December 31	4,496	1,930	182	45	19	-	4	62	6,739

[1] Common shares in Holding and other activities includes the elimination of treasury shares in the general account for an amount of EUR nil million.
Market risk concentrations – shares	Americas	The Netherlands	United Kingdom	Central & Eastern Europe	Spain & Portugal	Asia	Asset Manage- ment	Total 2017 1)	Of which impaired assets
Communication	28	-	-	-	-	-	-	28	-
Consumer	8	-	-	-	-	-	-	8	-
Financials	491	3	1	-	3	1	-	499	1
Funds	-	852	4	53	2	-	-	968	43
Industries	19	-	-	-	-	-	-	19	-
Other	22	4	-	2	-	-	2	30	4
At December 31	567	859	5	54	5	1	2	1,551	48

[1] Includes investments of Holding and other activities.

Market risk concentrations – shares	Americas	The Netherlands	United Kingdom	Central & Eastern Europe	Spain & Portugal	Asia	Asset Manage- ment	Total 2016 1)	Of which impaired assets
Communication	43	-	-	-	-	-	-	43	-
Consumer	41	-	-	-	-	-	-	41	-
Financials	675	4	1	-	2	-	-	682	2
Funds	-	326	84	33	2	-	-	506	79
Industries	21	-	-	-	-	-	-	22	-
Other	12	4	-	2	-	-	2	20	-
At December 31	793	334	84	35	4	-	2	1,315	81

[1] Includes investments of Holding and other activities.

The table that follows sets forth the closing levels of certain major indices at the end of the last five years.

	2017	2016	2015	2014	2013
S&P 500	2,674	2,239	2,044	2,059	1,848
Nasdaq	6,903	5,383	5,007	4,736	4,177
FTSE 100	7,688	7,143	6,242	6,566	6,749
AEX	545	483	442	424	402

The sensitivity analysis of net income and shareholders’ equity to changes in equity prices is presented in the table below. The sensitivity of shareholders’ equity and net income to changes in equity markets reflects changes in the market value of Aegon’s portfolio, changes in DPAC amortization, contributions to pension plans for Aegon’s employees and the strengthening of the guaranteed minimum benefits, when applicable. Aegon generally has positive income benefits from equity market increases and negative impacts from equity market declines as it earns fees on policyholder account balances and provides minimum guarantees for account values. Aegon uses options and other equity derivatives to provide protection against the negative impact of equity market declines. The increase in Aegon’s sensitivity compared with the prior year is due to a different payoff profile resulting from a change in the hedging strategy.

Sensitivity analysis of net income and shareholders’ equity to equity markets Immediate change of	Estimated approximate effects on net income	Estimated approximate effects on shareholders’ equity
2017
Equity increase 10%	317	405
Equity decrease 10%	(316)	(405)
Equity increase 20%	647	820
Equity decrease 20%	(660)	(839)

2016
Equity increase 10%	158	291
Equity decrease 10%	(227)	(360)
Equity increase 20%	324	587
Equity decrease 20%	(338)	(604)

Liquidity risk

Liquidity risk is inherent in much of Aegon’s business. Each asset purchased and liability incurred has its own liquidity characteristics. Some liabilities are surrenderable while some assets, such as privately placed loans, mortgage loans, real estate and limited partnership interests, have low liquidity. If Aegon requires significant amounts of cash on short notice in excess of normal cash requirements and existing credit facilities, it may have difficulty selling these investments at attractive prices or in a timely manner. Liquidity risk is also affected by our use of collateralized financial derivatives to mitigate risk.

Aegon operates a Liquidity Risk Policy under which country units are obliged to maintain sufficient levels of highly liquid assets to meet cash demands by policyholders and account holders over the next two years. Potential cash demands are assessed under a stress scenario including spikes in disintermediation risk due to rising interest rates and concerns over Aegon’s financial strength due to multiple downgrades of the Group’s credit rating. At the same time, the liquidity of assets other than cash and government issues is assumed to be severely impaired for an extended period of time. All legal entities and Aegon Group must maintain enough liquidity in order to meet all cash needs under this extreme scenario.

Aegon held EUR 34,393 million of general account investments in cash, money market products and government bonds that are readily saleable or redeemable on demand (2016: EUR 35,841 million). The Group expects to meet its obligations, even in a stressed liquidity event, from operating cash flows and the proceeds of maturing assets as well as these highly liquid assets. Further, the Group has access to back-up credit facilities, as disclosed in note 39 Borrowings, amounting to EUR 3,367 million which were unused at the end of the reporting period (2016: EUR 3,885 million).

The maturity analysis below shows the remaining contractual maturities of each category of financial liabilities (including coupon interest). When the counterparty has a choice of when an amount is paid, the liability is included on the basis of the earliest date on which it can be required to be paid. Financial liabilities that can be required to be paid on demand without any delay are reported in the category ‘On demand.’ If there is a notice period, it has been assumed that notice is given immediately and the repayment has been presented at the earliest date after the end of the notice period. When the amount payable is not fixed, the amount reported is determined by reference to the conditions existing at the reporting date. For example, when the amount payable varies with changes in an index, the amount disclosed may be based on the level of the index at the reporting date.

To manage the liquidity risk arising from financial liabilities, Aegon holds liquid assets comprising cash and cash equivalents and investment grade investment securities for which there is an active and liquid market. These assets can be readily sold to meet liquidity requirements. For this reason, Aegon believes that it is not necessary to disclose a maturity analysis in respect of these assets to enable users to evaluate the nature and extent of liquidity risk.

Maturity analysis – gross undiscounted contractual cash flows (for non- derivatives)	On demand	< 1 yr amount	1 < 5 yrs amount	5 < 10 yrs amount	> 10 yrs amount	Total amount
2017
Trust pass-through securities	-	9	34	110	68	221
Subordinated loans	-	28	112	56	1,137	1,333
Borrowings	-	1,888	8,396	2,411	2,668	15,362
Investment contracts 1)	12,189	1,381	1,591	577	1,709	17,448
Investment contracts for account of policyholders 1)	33,738	2,605	1	1	133	36,478
Other financial liabilities	6,277	2,002	791	23	32	9,125
2016
Trust pass-through securities	-	10	39	131	81	261
Subordinated loans	-	28	112	84	1,198	1,422
Borrowings	-	2,072	5,146	1,535	6,693	15,446
Investment contracts 1)	12,695	1,110	2,040	1,093	1,985	18,923
Investment contracts for account of policyholders 1)	35,239	2,885	-	-	466	38,591
Other financial liabilities	6,743	2,224	839	12	26	9,844

[1] Excluding investment contracts with discretionary participating features.

Aegon’s liquidity management is based on expected claims and benefit payments rather than on the contractual maturities. The projected cash benefit payments in the table below are based on management’s best estimates of the expected gross benefits and expenses, partially offset by the expected gross premiums, fees and charges relating to the existing business in force. Estimated cash benefit payments are based on mortality, morbidity and lapse assumptions based on Aegon’s historical experience, modified for recently observed trends. Actual payment obligations may differ if experience varies from these assumptions. The cash benefit payments are presented on an undiscounted basis and are before deduction of tax and before reinsurance.

Financial liabilities relating to insurance and investment contracts 1)	On demand	< 1 yr amount	1 < 5 yrs amount	5 < 10 yrs amount	> 10 yrs amount	Total amount
2017
Insurance contracts	-	3,865	16,348	17,155	122,702	160,070
Insurance contracts for account of policyholders	-	8,122	33,916	35,391	123,911	201,339
Investment contracts	-	5,961	6,870	2,510	4,620	19,960
Investment contracts for account of policyholders	234	10,117	23,871	21,202	54,930	110,353
2016
Insurance contracts	-	4,522	18,361	18,712	135,679	177,275
Insurance contracts for account of policyholders	-	7,719	32,577	33,490	114,545	188,331
Investment contracts	-	5,278	7,574	2,814	9,635	25,303
Investment contracts for account of policyholders	292	10,328	25,850	22,867	63,798	123,136

[1]	The liability amount in the consolidated financial statements reflects the discounting for interest as well as adjustments for the timing of other factors as described above. As a result, the sum of the cash benefit payments shown for all years in the table exceeds the corresponding liability amounts included in notes 36 Insurance contracts and 37 Investments contracts.

The following table details the Group’s liquidity analysis for its derivative financial instruments, based on the undiscounted contractual net cash inflows and outflows on derivative instruments that settle on a net basis, and the undiscounted gross inflows and outflows on those derivatives that require gross settlement.

Maturity analysis relating to derivatives 1) (Contractual cash flows) 2017	On demand	< 1 yr amount	1 < 5 yrs amount	5 < 10 yrs amount	> 10 yrs amount	Total amount
Gross settled
Cash inflows	-	14,646	7,024	10,658	18,916	51,245
Cash outflows	-	(14,766)	(6,367)	(9,890)	(18,447)	(49,471)

Net settled
Cash inflows	-	129	783	1,033	2,428	4,374
Cash outflows	-	(67)	(332)	(543)	(5,870)	(6,812)

[1] Derivatives includes all financial derivatives regardless whether they have a positive or a negative value. It does not include bifurcated embedded derivatives. These are presented together with the host contract. For interest rate derivatives only, cash flows related to the pay leg are taken into account for determining the gross undiscounted cash flows.

Maturity analysis relating to derivatives 1) (Contractual cash flows) 2016	On demand	< 1 yr amount	1 < 5 yrs amount	5 < 10 yrs amount	> 10 yrs amount	Total amount
Gross settled
Cash inflows	-	18,933	6,154	10,862	19,084	55,034
Cash outflows	-	(19,794)	(6,435)	(9,807)	(18,227)	(54,263)

Net settled
Cash inflows	-	222	1,014	1,635	3,984	6,855
Cash outflows	-	(123)	(417)	(789)	(7,278)	(8,607)

[1]	Derivatives includes all financial derivatives regardless whether they have a positive or a negative value. It does not include bifurcated embedded derivatives. These are presented together with the host contract. For interest rate derivatives only, cash flows related to the pay leg are taken into account for determining the gross undiscounted cash flows.